Exhibit 10.16


                        DEVELOPMENT LOAN AGREEMENT


                                 PREAMBLE


     THIS DEVELOPMENT LOAN AGREEMENT is made and entered into effective as of September 30, 1998, by and between OLY WALDEN GENERAL PARTNERSHIP, a Texas general partnership (herein called the "Borrower"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association (herein called the "Lender").

     The Borrower has applied to the Lender for a loan to refinance a portion of the acquisition costs of certain real property and to finance the construction of certain improvements to real property and certain other expenses incurred or to be incurred by the Borrower, and the Lender is willing to make such loan upon the terms and conditions herein set forth. In consideration of the mutual covenants and agreements herein contained, the Lender and the Borrower agree as follows:


                                 ARTICLE I

                      DEFINITIONS AND TERMS GENERALLY

   Section 1.1 Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated:

   Agreement shall mean this Development Loan Agreement, as it may be amended or supplemented from time to time in writing.

   Appraisal shall mean a written appraisal of the Premises by an appraiser (who may be an employee of the Lender or of a related entity) satisfactory to the Lender in all respects and reflecting a fair market value of the Premises of not less than $13,193,000 (the Developed Lots shall have a fair market value of not less than $12,263,000, and the Undeveloped Land shall have a fair market value of not less than $930,000). The values for the Developed Lots and the Premises have been revised from the amounts set forth in the Appraisal to reflect the sale of 29 Developed Lots since the date of the Appraisal.

   Approved Budget shall mean a schedule prepared by the Borrower and approved by the Lender, and any and all amendments or supplements thereto approved in writing by the Lender, reflecting the cost of each item of work or material required to complete the Improvements and the Off-Site Improvements, together with all other related costs and expenses, including interest, commitment fees, professional fees, and other costs. The initial Approved Budget is attached as Exhibit A hereto.

   Business Day shall mean any day other than a Saturday, Sunday or other day on which the Lender's main banking offices in Dallas, Texas are not open for regular commercial banking business.

   Certificates of Good Standing shall mean original certificates issued by appropriate Governmental Authority reflecting that a corporation, limited liability company or limited partnership (or other similar entity) exists in the state of its organization and is in good standing in the State of Texas and that (as to corporations and limited liability companies) all franchise taxes are currently paid. With respect to a corporation, limited liability company or limited partnership organized in a state other than the State of Texas, such term shall include a copy of the certificate of authority to do business in the State of Texas for such corporation, limited liability company or limited partnership certified to a current date by the Secretary of State of the State of Texas.

   Completion shall mean the performance of all work required to fully construct the Improvements and the Off-Site Improvements in accordance with all Development Requirements.

   Completion Date shall mean the date on which the Evidence of Completion has been duly furnished to the Lender.

   Construction Contracts shall mean each construction contract which the Borrower will enter into with each Contractor for construction of all or any part of the Improvements and the Off-Site Improvements, as the same may be amended in accordance with this Agreement.

   Consulting   Architect/Engineer shall   mean   an   architectural   or
engineering firm(s) or other Person (and if there is more than one, all such firms and other Persons) who or which shall be retained by the Lender at the Borrower's expense for the purpose of performing certain functions for the Lender if the Lender reasonably elects, including: approving any Plans and Specifications and Construction Contracts; verifying the Approved Budget, performing inspections as construction progresses so that the Improvements are completed in a manner satisfactory to the Lender and in accordance with the approved Plans and Specifications; certifying that each draw request is not in excess of the work completed less prior advances and required Retainage; and certifying that the Loan proceeds remaining undisbursed are sufficient to complete the Improvements and the Off-Site Improvements; and performing such other consulting tasks as the Lender shall reasonably direct from time to time.

   Contractor shall mean each "original contractor" (as defined in Section 53.001(7) of the Texas Property Code) selected by the Borrower and satisfactory to and approved by the Lender to construct all or any portion of the Improvements.

   Contractor/Lender  Agreement shall   mean  a  written  agreement   duly
executed by a Contractor (or if there is more than one Contractor, a separate written agreement duly executed by each Contractor) in favor of the Lender by which such Contractor (i) acknowledges that the Borrower has granted the Lender a security interest in all of the Borrower's right, title and interest in, under and to the Construction Contract executed by or otherwise binding upon such Contractor; (ii) subordinates all of such Contractor's existing and future liens, claims and security interests against the Premises to all liens and security interests securing the Debt; and (iii) agrees to continue performance under such Construction Contract if the Borrower defaults under this Agreement or such Construction Contract and such continuation is requested by the Lender or by a purchaser of the Premises at judicial or nonjudicial foreclosure (or by deed in lieu of foreclosure) or by the successors or assigns of either the Lender or such purchaser.

   Debt shall mean all indebtedness to the Lender incurred under or evidenced by the Loan Documents, including without limitation all indebtedness owing to Lender under any interest rate agreements, interest rate swap agreements, interest rate caps or similar agreements.

   Deed of Trust shall mean that certain Deed of Trust, Security Agreement and Assignment of Rents and Leases dated on or about the date of this Agreement to Christopher T. Klimko, Trustee for the benefit of the Lender, and in favor of the Lender, upon and covering the Premises, duly executed by the Borrower and such other Persons (if any) as shall be required to vest in the Lender a perfected first priority lien and security interest in all of the Premises and the other collateral described therein to secure payment of the Note and all of the Debt, together with all supplements and amendments thereto.

   Default shall have the meaning provided in the definition of Event of Default below.

   Developed Lots shall mean and include each of the 731 existing single-family residential lots constructed upon the Land, which includes the Lake Lots.

   Development Agreements shall mean and include each Off-Site Agreement, each Sales Contract and any Utility Agreements applicable to the Land.

   Development Plan shall mean an outline prepared in reasonable detail of the proposed timing, order of development, expenses and sources of funds associated with the development and sale of the Premises. If requested by Lender, the Borrower shall provide the Lender with revised outlines as to such matters as the Premises is developed and sold. Each such outline shall be subject to the approval of the Lender and the latest such outline approved by the Lender shall be the Development Plan then in effect hereunder.

   Development-Related Entities shall mean and include each purchaser under each Sales Contract, each Utility Developer and each party to an Off-Site Agreement.

   Development Requirements shall mean the contractually and legally established requirements by all Sales Contracts, all Utility Agreements, all Legal Requirements and all Off-Site Agreements.

   District shall mean each municipal utility district now or hereafter organized under the laws of the State of Texas which has jurisdiction over all or any portion of the Premises and shall include, without limitation, Harris County Municipal Utility District No. 153.

   Engineering  Reports shall   mean  all  soil  analysis,   construction,
structural and mechanical feasibility reports; all field notes and maps of surveys; all construction plans and specifications; all topographic, drainage and contour maps and all other reports, maps, studies and surveys of engineers, architects and others regarding the Improvements, the Off-Site Improvements and the Land as shall be required by the Lender, including without limitation, all Engineering Reports necessary to determine the load-bearing capacity of the Land, the types of soil contained in the Land and the amount and type of filling or other remedial work, if any, that will be necessary to render the Land suitable for the Premises.

   Escrow Deposit shall mean the $3,000,000 cash to be deposited by Guarantor with Lender and securing the Guaranty in the event the Borrower does not obtain the Letter of Credit.

   Event of Default shall mean any of the events specified in Section 6.1 hereof provided that there has been satisfied or met any requirement or condition specified in this Agreement for the giving notice, or the lapse of time, or the happening of any other or further condition, event or act in respect of such specified event, and Default shall mean any of the events specified in such Section, whether or not any other requirement or condition has been satisfied or met.

   Evidence of Completion shall mean all of the following:

     (a) Engineering drawings and plans required by Harris County, Texas and any other applicable Governmental Authority, shall have been delivered to the Lender showing the location of the Improvements and the Off-Site Improvements;

     (b) An affidavit of bills paid executed by each Contractor and, if requested by Lender, such other subcontractors, laborers and suppliers as the Lender may require to satisfy itself that the construction of Improvements (and all other improvements to the Land completed through the date of any such affidavit) have been completed lien-free;

     (c) There being no outstanding and unpaid conditional sales contracts (excluding bona fide contracts to sell developed land to builders, developers, investors or users) or indebtedness secured by security agreements and financing statements (except only those securing the Debt) upon the Improvements or any of the personal property covered by the Deed of Trust or any of the other Loan Documents;

     (d)  Evidence that  the Improvements,  the Off-Site  Improvements  and their use comply  fully with any  and all  applicable zoning  (if any), subdivision, building, and environmental requirements and other Legal Requirements, such evidence to include the recorded plat of the Land approved by all required Governmental Authorities and material to establish subdivision approval is based on no requirement or condition involving any real property, or rights appurtenant thereto, other than the Land;

     (e) Evidence that the Premises has the sewage capacity required by the Sales Contracts and all Development Agreements and copies of all sewage permits and commitments from the District establishing the same, if any;

     (f)  Copies  of   all  other   Governmental  Permits,   licenses   and
          rights-of-way in any manner pertaining to the Premises; and

     (g) All other evidence required to satisfy the Lender that the Premises are fully developed in accordance with the Development Requirements and ready for sale to builders and users for construction of residences and related improvements.

   Financing Statements shall mean and include all such Uniform Commercial Code financing statements and continuation statements as the Lender shall require, duly executed by the Borrower and by such other Persons (if any) as, in the Lender's judgment, shall be necessary to give notice of and to perfect, or continue perfection of, the Lender's security interest in all personal property and fixtures constituting a part of the Premises or other security for the Debt.

   Good Accounting Practice shall mean such accounting practice as, in the opinion of independent accountants of recognized national standing regularly retained by the Borrower or other Person (as the case may be) and acceptable to and approved by the Lender, conforms at the time to generally accepted accounting principles, consistently applied. Generally accepted accounting principles mean those principles and practices which are
(a) recognized  as  such  by  the  Financial  Accounting  Standards  Board,
(b) applied after the date of the Borrower's or other Person's (as the case may be) most recently audited financial statements furnished to the Lender in a manner consistent with the manner in which such principles and practices were applied to such statements, and (c) consistently applied for all periods after the date of such most recent audited financial statements so as to reflect properly the financial condition, and results of operations and changes in the financial position, of such Person. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board in order for such principle or practice to continue as a generally accepted accounting principle, all reports and financial statements required hereunder may be prepared in accordance with such change only after written notice of such change is given to the Lender.

   Governmental Authority shall mean the United States, the State of Texas, the County of Harris, the City of Houston, each District, the Texas Natural Resource Conservation Commission, the Department of Housing and Urban Development, the Environmental Protection Agency, any political subdivision of any of the foregoing and any agency, department, commission, board, bureau, court or instrumentality of any of them which now or hereafter has jurisdiction over the Lender, the Borrower or any part of the Premises or construction on the Premises.

   Governmental Permits shall mean all certificates, licenses, zoning variances, permits and "no action" letters from each Governmental Authority required to evidence full compliance by the Borrower and conformance of the planned Improvements and the Off-Site Improvements, with all Legal Requirements applicable to the Premises, complete construction of the Improvements and the Off-Site Improvements and development of the Land as a residential subdivision as contemplated hereby and by the Development Plan.

   Guaranty shall mean the Guaranty to be executed by STRS Guaranty Company, L.L.C., a Delaware limited liability company ("Guarantor") in favor of Lender, which Guaranty is to be secured by the pledge of the Letter of Credit and/or the Escrow Deposit provided for in this Agreement.

   Highest Lawful Rate shall mean the maximum nonusurious rate of interest permitted by whichever of applicable federal or Texas law from time to time permits the higher maximum nonusurious interest rate. On each day, if any, that applicable Texas law establishes the Highest Lawful Rate, the Highest Lawful Rate shall be the "weekly ceiling" (as defined in S303 of the Texas Finance Code and Chapter 1D of Title 79, Texas Revised Civil Statutes, 1925, as amended) for that day.

   Improvements shall mean all improvements constructed on the Land or contemplated in the Plans and Specifications, if any, including all streets, curbs, gutters, drainage facilities, sanitary collection facilities, water storage and treatment facilities, water supply and distribution systems, paving, landscaping, street lighting and utilities and all other improvements necessary or appropriate (in the reasonable judgment of the Lender) or as shall be required by any Development Agreement to prepare the Premises for the construction and use of residential homes and related improvements by builders and users thereof.

   Indebtedness shall mean and include (1) all items which in accordance with Good Accounting Practice would be included on the liability side of a balance sheet on the date as of which Indebtedness is to be determined (excluding capital stock, surplus, surplus reserves and deferred credits),
(2) guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, or any obligations to purchase or otherwise acquire any such Indebtedness of others, and (3) Indebtedness secured by any mortgage, pledge, security interest or lien existing on property owned subject to or burdened by such mortgage, pledge, security interest or lien whether or not the Indebtedness secured thereby shall have been assumed; provided, however, that such term shall not mean or include any Indebtedness monies sufficient to fully pay and discharge which (either on its stated final maturity date or on such earlier date as such Indebtedness may be duly called for redemption and payment) are on deposit with a depositary, agency or trustee in trust for the payment of such Indebtedness.

   Insurance Policies shall mean and include each and every insurance policy, insurance certificate and other evidence of insurance which is required by the Deed of Trust.

   Lake Lots means the 65 single-family Developed Lots with frontage on Lake Houston and which are not presently subject to any Sales Contract.

   Land shall mean the land described on Exhibit B hereto.

   Legal Requirements shall mean any law, ordinance, order, rule or regulation of a Governmental Authority and any requirements, terms or conditions contained in any restrictions or restrictive covenants affecting the Premises.

   Letter of Credit shall mean that unconditional and irrevocable letter of credit obtained by Borrower in the face amount of $2,500,000, issued by a financial institution acceptable to Lender and naming Lender as the beneficiary thereof, and having a term of at least 12 months (i.e., the expiry date shall be at least 12 months after the date of issuance) or such other expiry date reasonably acceptable to Lender; provided that in any event, if Guarantor provides a Letter of Credit to Lender that has an expiry date which is before the maturity date of the Note, then Borrower shall provide a replacement Letter of Credit (or an Escrow Deposit complying with the terms of this Agreement) at least thirty (30) days prior to the expiry date of the Letter of Credit, failing which Lender shall have the right to present the Letter of Credit and hold the proceeds thereof as an Escrow Deposit under this Agreement in which event Guarantor shall execute a Pledge Agreement with respect to such deposit if required by Lender in the same form as previously executed by Guarantor in favor of Lender.

   Loan shall mean the loans contemplated by this Agreement.

   Loan Documents shall include this Agreement, the Note (including all renewals, extensions and rearrangements thereof), the Deed of Trust, the Pledge Agreement, the Guaranty, each Request for Advance, each Application and Certificate for Payment, and all other instruments executed (i) pursuant hereto or in connection with the Debt or (ii) as security for either or both payment of the Debt of performance of the Borrower's obligations under this Agreement and under all other Loan Documents.

   Net Sales Proceeds shall mean, with respect to each Developed Lot, the gross sales proceeds received by or payable to Borrower in connection with the sale of such Developed Lot pursuant to a Sales Contract, minus normal and customary closing costs, provided that the Net Sales Proceeds for each Developed Lot shall in no event be less than the greater of (i) ninety-three percent (93%) of the gross sales price of such Developed Lot under the applicable Sales Contract or (ii) 125% of the Par Lot Amount.

   Note shall mean the promissory note in the principal amount of $8,160,000.00, executed by Borrower and payable to the order of Lender, and all renewals, extensions and rearrangements thereof provided for in this Agreement or otherwise permitted by the Lender.

   Obligors shall mean the Borrower, the Guarantor and the Partners.

   Officer's Certificate shall mean a certificate signed in the name of the Borrower by either (a) any individual Partner of the Borrower, (b) by the president, a vice president, the treasurer, the secretary or an assistant treasurer or assistant secretary of a corporate Partner of the Borrower, or (c) an individual general partner or joint venturer of any Partner of the Borrower.

   Off-Site Agreement shall mean each instrument relating to the ownership of right of the Borrower to use any Off-Site Improvements or related improvements including but not limited to any deed, easement, license, permit, contract, joint venture agreement or partnership agreement, together with the consent of each landowner on whose property the Off-Site Improvements are to be located and all rights-of-way and easements, necessary to allow such use.

   Off-Site Improvements shall mean that portion of the Improvements not intended to be located on the Land and shall also include all other improvements which are not intended to be located on the Land but which are necessary or appropriate to the proper development and marketing of the Premises for sale to builders and users for the construction and use of residential housing. At the time of execution of this Agreement, it is not anticipated that there will be any Off-Site Improvements.

   Opinion of Borrower's Counsel shall mean an opinion rendered to the Lender by Borrower's counsel in a form acceptable to the Lender and its counsel.

   Organizational Agreement shall mean (a) in respect of a corporation, the Articles of Incorporation certified to a current date by the Secretary of State in which such corporation is incorporated and the Bylaws of a corporation certified to a current date as true and correct by the secretary or assistant secretary of a corporation; (b) in respect of a general partnership, a partnership agreement; (c) in respect of a joint venture, a joint venture agreement; (d) in respect of a limited partnership, a partnership agreement and the certificate of limited partnership certified to a current date by an appropriate Governmental Authority of the state in which the limited partnership is organized;
(e) in respect of a trust, a trust agreement; and (f) in respect of a limited liability company, the Articles of Organization certified to a current date by the Secretary of State in which such limited liability company is organized and the Operating Agreement of the limited liability company certified to a current date as true and correct by the manager of the limited liability company.

   Par Lot Amount shall mean $11,163, which is the amount of the Loan divided by the number of Developed Lots.

   Partners shall mean all current general partners of the Borrower and shall include all additional and substitute general partners, if any, admitted to such general partnership pursuant to such Organizational Agreement as it may be amended or supplemented in accordance with this Agreement.

   Past Due Rate shall mean the per annum rate provided in the Note for interest on past due principal and interest. Without notice to the Borrower or any other Person, the Past Due Rate shall automatically fluctuate upward and downward as and in the amount by which such rate provided in the Note shall fluctuate.

   Person shall mean and include a natural person, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization, a government and any department or agency thereof.

   Plans and Specifications shall mean all plans and specifications for the construction of the Improvements and the Off-Site Improvements and approved by Lender.

   Pledge Agreement shall mean the Pledge Agreement executed by Guarantor in favor of Lender (in the event Guarantor does not deliver the Letter of Credit to Lender), granting a first and prior security interest to Lender in and to the Escrow Deposit held by Lender in a deposit account with Lender.

   Premises shall mean the Land, the Improvements, the Off-Site Improvements now or hereafter owned by the Borrower, all fixtures, equipment, leases, rentals, accounts, general intangibles and other personal property of any kind or character now or hereafter related to, situated on or used or acquired for use, on or in connection with the Land or any Improvements now or hereafter constructed thereon and all related parts, accessions and accessories thereto and all replacements or substitutions therefor, as well as all other improvements, benefits and appurtenances now or hereafter placed thereon or accruing thereto.

   Request for Advance shall mean a written request for an advance under this Agreement or any of the other Loan Documents in the form of Exhibit C hereto, true and correct in all respects, completed in all material respects and signed by the Borrower. Each Request for Advance shall be accompanied by copies of billing statements, vouchers and invoices relating to the costs of the items to be paid from the advance requested and upon request of the Lender, shall also be accompanied by such affidavits of the Contractor and such other Persons as the Lender shall reasonably require to satisfy itself that all bills for labor and materials and other goods and services required to complete the Improvements are being currently paid, if applicable. In those instances where a Request for Advance covers amounts to be paid to a Contractor, such Request for Advance shall also be accompanied by an Application and Certificate for Payment (herein so called) in the form of Exhibit D hereto, true and correct in all respects, completed in all material respects, accompanied by all supporting documents required thereby.

   Sales Contracts shall mean each lot sale contract, earnest money contract, option contract and other agreement now existing or hereafter executed between the Borrower and any other Person which contemplates a sale, exchange or other conveyance of all or any part of the Land, and each other document or instrument executed in connection therewith, together with each modification thereof or amendment thereto approved by the Lender in writing, including without limitation, that (i) Earnest Money Contract between Borrower and Ashton Houston Residential, L.L.C., a Texas limited liability company, (ii) Earnest Money Contract between Borrower and BTH, Inc., a Texas corporation, d/b/a Brighton Homes, (iii) Earnest Money
Contract between Borrower and Dover Homes, Inc., (iv) Earnest Money Contract between Borrower and Holigan Homes Texas, Ltd., a Texas limited partnership and (v) Earnest Money Contract between Borrower and Perry Homes, a Texas joint venture, and all rights, title and interest of Borrower thereunder, including without limitation, all earnest money deposits thereunder. All sales contracts enumerated in clauses (i) through
(v) of this subparagraph have been approved by the Lender.

   Scheduled Completion Date shall mean December 31, 1999.

   Subordination  Agreements shall   mean  agreements  executed  by   each
Contractor,  subcontractor  and  any  other  Person  who  has  supplied  or furnished  (or  will  supply  or  furnish)  labor,  materials  or  both  in connection with  the  construction of  any  Improvements on  the  Premises, pursuant to which such Person, for himself, his heirs, legal representatives, successors and assigns, waives and releases any and all then-present liens, rights, claims, security interests and other interests owned, claimed or held in the Premises and any Improvements then or thereafter placed thereon, or any part thereof, and subordinates any and all present and future liens against all or any part of the Premises and Improvements thereon to all liens and security interests securing the Debt.

   Title Company shall mean Chicago Title Insurance Company and shall also include its agent, Heritage Title Company of Austin, Inc.

   Title Instruments shall mean true and correct copies of all instruments of record in the Office of the County Clerk of Harris County, Texas or of any other Governmental Authority affecting title to all or any part of the Premises, including but not limited to those (if any) which impose restrictive covenants, easements, rights-of-way or other encumbrances on all or any part of the Premises.

   Title Insurance Policy shall mean a mortgagee policy of title insurance in the form promulgated by the State Board of Insurance of the State of Texas, in the face amount of $8,160,000.00 issued by the Title Company to the Lender insuring that the fee simple absolute title to the Land is vested in the Borrower and that the Deed of Trust is a valid first lien on the Land, subject only to such exceptions, if any, as may be acceptable to and approved in writing by the Lender. Schedule A of the Title Insurance Policy shall contain a complete and accurate description of the Deed of Trust, shall specify the recording and filing information applicable to the Deed of Trust and shall describe the Land identically to the description thereof in the Deed of Trust.

   Title Status Certificate shall mean a certificate issued by the Title Company to the Lender reflecting all changes (if any) in title to the Land that have occurred since the date of issuance of the Title Insurance Policy.

   Undeveloped Land shall mean that portion of the Land which is not a part of the Developed Lots, and which consists of (i) a tract of land containing approximately 7.28 acres and (ii) a tract of land containing approximately 71 acres. The Undeveloped Land is not subject to any of the Sales Contracts and thus will not be available for partial releases as provided in Article 9 of this Agreement except pursuant to a purchase and sales agreement acceptable to Lender in Lender's reasonable discretion (provided that in any event, the gross sales price of the Undeveloped Land being sold shall be acceptable to Lender in Lender's sole discretion, and shall be payable in cash at the closing of such sale).

   Utility  Agreement shall  mean  each  agreement  between  each  Utility
Developer and the Borrower, if any, providing for the planning and construction of all or a portion of the utility Improvements or the utility Off-Site Improvements, and the sharing and payment of the costs thereof, and all other similar agreements with any Governmental Authority or other Person pertaining to the Land.

   Utility Developer shall mean all of the parties to each Utility Agreement, including the Borrower and the District.

   Section 1.2 Terms Generally. Each definition contained in this or any other Article of this Agreement shall apply equally to both the singular and plural form of the term defined. Each pronoun shall include the masculine, the feminine and neuter form, whichever is appropriate to the context. The words "included", "includes" and "including" shall each be deemed to be followed by the phrase "without limitation". The words "herein", "hereby", "hereof" and "hereunder" shall each be deemed to refer to this entire Agreement and not to any particular Article or Section hereof. The defined term "Lender" shall be deemed to refer to this entire Agreement and not to any particular Article or Section hereof. The defined term "Lender" shall be deemed to include all authorized agents of the Lender and its successors and assigns. The defined term "Borrower" shall be deemed to include its heirs, legal representatives, successors and assigns.

   The following terms shall have the respective meanings ascribed to them in the Uniform Commercial Code as enacted and in force in the State of
Texas:
          accessions,    continuation    statement,    equipment,
          inventory,  financing   statement,  fixtures,   general
          intangibles,  personal  property,  proceeds,   security
          interest and security agreement.

   Unless the context otherwise requires or unless otherwise provided,  the
terms defined  in  Section  1.1 which   mean  or  refer  to  a  particular
agreement, instrument, or document shall also mean, refer to and include all amendments, renewals, extensions, substitutions, and modifications of such agreement, instrument or document, provided that nothing contained in this Section 1.2 shall be construed to authorize the execution or entering into by any Person of any such renewal, extension, substitution, or modification, except as may be permitted by other provisions of this Agreement.


                                ARTICLE II

       AGREEMENT TO MAKE SECURED AND GUARANTEED LOAN; PROCEDURES AND
             REQUIREMENTS FOR FUNDING AND USE OF LOAN ADVANCES



   Section 2.1 The Loan. Lender shall advance such amounts against the Note as the Borrower may request up to but not more than the amount of the Note, such sums all to be applied in payment of items set forth in the Approved Budget. Payment of the Note shall be secured by the Deed of Trust, and the liens, security interests and collateral assignments created or evidenced by the other Loan Documents.

   Section 2.2 The Note and Security. The Borrower shall execute and deliver to the Lender the Note to evidence the Loan. Advances of Loan proceeds made under this Agreement shall be conclusively deemed and considered to have been made against the Note. The Lender shall make an appropriate notation on its records reflecting each amount advanced against the Note and the date of the advance. Interest on the amounts of Loan proceeds advanced hereunder shall be computed on the amount of each advance and from the date of each advance.

   Section 2.3 Purpose. Funds shall be advanced by the Lender under the provisions of this Agreement for the purpose of paying the costs of the items set forth in the Approved Budget. In no event shall the Lender be required to make (but in its discretion, the Lender may make) any advance for payment of any item in excess of the amount budgeted for such item in the Approved Budget or for payment of any item not included in the Approved Budget; provided, however, that any such excess may, at the Lender's option, be paid from the "contingency" item set forth in the Approved Budget. In addition to the foregoing, Borrower may submit a Request for Advance for an advance from the "other" contingency line item in the Approved Budget to pay income taxes due by Borrower or its partner in connection with the Premises. To the extent that Borrower achieves any cost savings in any Capital Expenditure or Operating Expense line item which is verified by Lender in Lender's sole discretion, such cost savings may be reallocated to the "other" contingency line item and thereafter used by Borrower to pay for costs or expenses associated with the Premises as provided in this Agreement, including the purposes set forth in the preceding sentence.

   Section 2.4 Request for Advance. Each time the Borrower desires to receive an advance of Loan proceeds, the Borrower shall deliver to the Lender a Request for Advance in respect thereto. Each item to be paid from such advance shall be fully described, itemized and categorized on the continuation page or pages of such Request for Advance. Within five (5) Business Days after receipt of a proper Request for Advance and the satisfaction of all other terms and conditions of this Agreement, the Lender shall advance the amount set forth in such Request for Advance.

   Section 2.5 Advances to Pay Contractors. Each time a Request for Advance includes amounts to be paid to a Contractor, the amount to be advanced by the Lender to pay such Contractor shall not exceed a sum equal to the aggregate amount of the "current payment due" as shown in the Application and Certificate for Payment executed by such Contractor and submitted with the Request for Advance.

   Section 2.6 Direct and Indirect Advances. All sums advanced to pay a Contractor shall be advanced directly to the Borrower (or, at the option of the Lender after the occurrence of a Default, to such Contractor), as part of the Loan proceeds. All advances made pursuant to a Request for Advance for payment of any other items set forth in the Approved Budget shall be advanced to or for the account of the Borrower.

   Section 2.7 Application of Sums Advanced. Each time the Borrower receives Loan proceeds or other sums pursuant to this Agreement or any of the other Loan Documents, the Borrower shall promptly apply the same toward the payment of the items covered by the applicable Request for Advance submitted to the Lender and promptly thereafter shall furnish evidence reasonably satisfactory to the Lender that all such items have been paid. Without the prior written consent of the Lender, the Borrower shall not apply or permit application of any sums advanced hereunder in payment of any item not included in the Approved Budget.

   Section 2.8 Funding  Frequency.    The  Lender  shall  in  no  event  be
obligated to fund advances more than once each calendar month, but may do so at its election.

   Section 2.9 Debt Absolutely Due at Maturity. The Borrower will pay the Debt or cause it to be paid to the Lender on a date not later than the maturity of the Note, whether such maturity occurs on account of lapse of time until its stated final maturity or by acceleration. The Borrower's obligation to pay the Debt in accordance with the Note and the other Loan Documents is absolute and unconditional.


                                ARTICLE III

                 BORROWER'S REPRESENTATIONS AND WARRANTIES

   The Borrower represents and warrants that:

   Section 3.1 Due Organization, Existence and Authority of the Borrower. The Borrower is a duly organized, validly existing Texas general partnership and has the power and authority to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement, the Note, the Deed of Trust and the other Loan Documents to which the Borrower is a party.

   Section 3.2 Due Organization, Existence and Authority of Partners. Each of the Partners of Borrower are duly organized and valid existing Texas limited partnerships in good standing under the laws of the State of Texas and have the power and authority to carry on their business as presently conducted, to be a Partner and to enter into and perform, and bind the Borrower, to perform, their respective obligations under this Agreement, the Note, the Deed of Trust and the other Loan Documents to which the Partners and the Borrower, respectively, are parties in the capacities therein stated.

   Section 3.3 Loan Documents Authorized. The execution and delivery by the Borrower and the Partners of this Agreement, the Note, the Deed of Trust, and the other Loan Documents to which the Borrower and the Partners are parties in the capacities therein stated and the full and timely performance of all obligations thereunder have been duly authorized by all necessary action under the Borrower's Organizational Agreement and under the Organizational Agreements of its Partners and otherwise.

   Section 3.4 Loan Documents Valid, Binding and Enforceable. This Agreement, the Note, the Deed of Trust and the other Loan Documents to which the Borrower is a party have been duly and validly executed, issued and delivered by the Borrower and constitute the valid and legally binding obligations of the Borrower and the Partners, enforceable in accordance with their respective terms in all material respects.

   Section 3.5 Other Agreements Not Violated by the Borrower. Compliance by the Borrower and the Partners with this Agreement, the Note, the Deed of Trust and the other Loan Documents to which the Borrower and the Partners are parties in the capacities therein stated will not violate any law, the Borrower's Organizational Agreement or the Organizational Agreement of any Partner, any Construction Contract, any Development Agreement or any other instrument or agreement binding upon the Borrower or any Partner.

   Section 3.6 Loan Documents Signed by Other Persons. To the best of the Borrower's knowledge, each Loan Document, each Development Agreement or other written instrument contemplated in or required by this Agreement executed or to be executed by any Person other than the Borrower has been or will be duly authorized by all necessary action and constitutes, or when executed and delivered to the Lender will constitute, the valid and legally binding obligation of such Person, enforceable against such Person in accordance with its terms.

   Section 3.7 Permits Effective. The Borrower has obtained (or has verified the timely availability of and will obtain when required) all Governmental Permits necessary for the construction of the Improvements and the Off-Site Improvements and all Governmental Permits necessary for the development of the Premises as a residential subdivision and all such Governmental Permits are or will timely be in full force and effect.

   Section 3.8 Taxes Paid. The Borrower and each Obligor has filed all tax returns required to be filed and paid all taxes shown thereon to be due, including interest and penalties, except for taxes being contested in good faith and for which such taxpayer has provided adequate reserves for the payment thereof.

   Section 3.9 Suits. There are no actions, suits or proceedings pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower, any Obligor, or the Premises, or involving the validity or enforceability of the Loan Documents or the priority of the liens, security interests and collateral assignments created or evidenced thereby, at law or in equity, or before or by any Governmental Authority, except actions, suits and proceedings which have been fully disclosed to the Lender in writing.

   Section 3.10 Financial Statements Complete and Accurate. All information supplied and statements made to the Lender by or on behalf of the Borrower or any Obligor in any financial statement furnished or application for credit made prior to, contemporaneously with or subsequent to the execution of this Agreement are and shall be true, correct, complete, valid and genuine in all material respects; such financial statements and applications for credit have been prepared in accordance with Good Accounting Practice and fully and accurately present the financial condition of the subject thereof as of the date thereof and no material adverse change has occurred in the financial condition reflected therein since the respective dates thereof; and no additional borrowings have been made by the Borrower or any Obligor since the respective dates thereof other than the borrowing contemplated hereby or other borrowings of which the Lender has been notified in writing.

   Section 3.11     No Other Defaults  (Governmental Order).   Neither  the
Borrower nor any Obligor is in default with respect to any order, writ, injunction, decree or demand of any court or any Governmental Authority.

   Section 3.12 Utilities, Road Access and Drainage. The Land, other than the Undeveloped Land, has adequate rights of access to public streets and roads and there is constructed on the Land adequate rights of access to all water, sanitary sewer and storm facilities necessary for the intended use of the Developed Lots, and all roads necessary for the intended use of the Developed Lots have been completed in accordance with the Plans and Specifications therefor and all Development Requirements.

   Section 3.13    Tests and  Studies.   The Borrower  has conducted  such
tests and studies as are necessary to determine the flow of surface and storm waters and the drainage thereof, upon, across, and from the Land and has prepared appropriate reports showing what grading, sloping, channeling or construction of artificial drains or retention ponds is necessary to provide adequate drainage and to prevent accumulation of such waters on the Land at all times during its development and after Completion.

   Section 3.14 Flood Plain. No portion of the Land will be located in any area designated by the Secretary of Housing and Urban Development or any other Governmental Authority as being in the 100-year flood plain or as having special flood or mud slide hazards, except as disclosed by FEMA Maps or other engineering documentation provided to Lender.

   Section 3.15 Legal Requirements Met. No violation of any Legal Requirement exists with respect to the Premises; the anticipated use thereof complies with all Legal Requirements and all Legal Requirements as of the date hereof have been satisfied.

   Section 3.16    No Mechanics' Lien Inception.   As of the date  hereof,
no construction has commenced and is in progress on the Land, nor has any material been delivered to the Land, nor has the Borrower made any verbal or written contract or arrangement of any kind, the occurrence, performance or recordation of which would give rise to a lien on the Premises having priority equal to or greater than the liens and security interests of the Deed of Trust.

   Section 3.17 Ownership. As of the date hereof, the Borrower owns all of the Premises.

   Section 3.18 Approved Budget Correct. The Approved Budget is true, correct, complete, valid and genuine and reflects the Borrower's best good faith estimate of all of the direct and indirect costs of completing the Improvements and the Off-Site Improvements in accordance with the Plans and Specifications, all Development Requirements and the Loan Documents.

   Section 3.19      No Default.   No Default  under this  Agreement or  the
other Loan Documents has occurred and is continuing.

   Section 3.20 No Other Default. Neither the Borrower nor any Obligor is in default under any instrument evidencing any indebtedness or any agreement thereto or any indenture, mortgage, deed of trust, security agreement, lease, franchise or other agreement or other instrument to which such Person is a party or by which it or he is bound.

   Section 3.21      Securities Act of 1933.   Neither the Borrower nor  any
agent acting for it has offered the Note or any similar obligation of the Borrower for sale to or solicited any offers to buy the Note or any similar obligation of the Borrower from any Person other than the Lender, and neither the Borrower nor any agent acting for it will take any action which would subject the sale of the Note to the provisions of Section 5 of the Securities Act of 1933, as amended.

   Section 3.22 Regulations U and T. The Borrower does not own any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. None of the proceeds of the Loan will be used for the purpose of purchasing or carrying any such margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any such margin stock or which would constitute this transaction a "purpose credit" within the meaning of such Regulation U, as now in effect or as it may hereafter be in effect. None of the proceeds of the Loan will be used for the purpose of extending or arranging for the extension of credit secured directly or indirectly, in whole or in part, by collateral that includes any such margin stock. The Borrower and its Partners will not take or permit any action which would involve the Lender in a violation of Regulation U, Regulation T or any regulation of the Board of Governors of the Federal Reserve System or violation of the Securities and Exchange Act of 1934, in each case as now in effect or as the same may hereafter be in effect.

   Section 3.23 Representations Not Misleading. No representation or statement made to the Lender by or on behalf of the Borrower or any Obligor in connection with the transactions contemplated by this Agreement or made in any of the other Loan Documents is (or shall be) false or misleading or fails (or will fail) to state any matter necessary to make such statements not misleading.

   Section 3.24 No Known Material Adverse Fact. The Borrower knows of no fact which materially and adversely affects the business, operations, prospects or condition, financial or otherwise, of the Borrower or of any Obligor.

   Section 3.25     Borrower's Place of Business.   The principal place  of
business of the Borrower is c/o Stratus Management, L.L.C., 98 San Jacinto Boulevard, Suite 220, Austin, Texas 78701.

   Section 3.26 Survival of Representations and Warranties. All representations and warranties made by or on behalf of the Borrower or any Obligor herein shall survive the delivery of the Note and the making of the Loan and any investigation at any time made by or on behalf of the Lender shall not diminish its rights to rely thereon.

   Section 3.27    Business Loans.   All loans evidenced  by the Note  are
and shall be "business loans" as such term is used in the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended, and such loans are for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter 1D of the Texas Finance Code.

   Section 3.28 Guaranty. The Guaranty and the Pledge Agreement have each been duly and validly executed, issued and delivered by Guarantor and constitute the valid and legally binding obligation of the Guarantor, enforceable in accordance with their respective terms. Compliance by the Guarantor with the Guaranty and the Pledge Agreement will not violate any law or any other instrument or agreement binding upon the Guarantor.


                                ARTICLE IV


                    BORROWER'S COVENANTS AND AGREEMENTS

   The Borrower covenants and agrees with the Lender as follows:

   Section 4.1 Prosecution of Construction. The Borrower will prosecute the construction of the Improvements in accordance with all Development Requirements and this Agreement with reasonable diligence and dispatch, and in any event will complete the construction of the Improvements on or before the Scheduled Completion Date.

   Section 4.2 Completion Evidence. As soon as reasonably possible after Borrower is of the opinion that Completion has occurred, the Borrower shall deliver the Evidence of Completion to the Lender.

   Section 4.3 Off-Site Improvements. The Borrower shall promptly commence and complete, or cause to be commenced and completed, any and all Off-Site Improvements as and when required for the construction and operation of the Improvements and by all Development Requirements. The Borrower shall notify the Lender in writing of the commencement and keep the Lender fully advised of the progress of all negotiations relating to the use by the Borrower of any Off-Site Improvements or of any rights to use the property of third Persons which may be necessary or desirable in connection with the construction by the Borrower of any such Off-Site Improvements. Immediately upon receipt, the Borrower shall furnish the Lender with copies of required approvals and Governmental Permits for all such Off-Site Improvements.

   Section 4.4 Encroachments. Except as disclosed to the Lender in writing, all Improvements necessary to prepare the Premises for the construction of residential housing are or shall be entirely within the boundary lines of the Land and do not and will not encroach upon any set-back line, easement, right-of-way or adjoining property or breach or violate any covenant, condition or restriction affecting the Land or any Legal Requirement.

   Section 4.5 Correcting Defects. The Borrower will, upon demand of the Lender, correct or cause to be corrected:

   (a)    any  structural  defect  in  the  Improvements  or  the  Off-Site
Improvements;

   (b) any material departure from the Plans and Specifications not approved by Lender and any applicable Development-Related Entity;

   (c) any encroachment by any part of the Improvements, the Off-Site Improvements or any other structures or improvements over or on any set-back line, easement, adjoining property or other restricted area; and

   (d) any encroachment of any adjoining structure upon the Land which any inspection reflects.

The advance of Loan proceeds or other sums hereunder shall not constitute a waiver of the right of the Lender to require compliance with this covenant with respect to any such defects, departures, encroachments or violations.

   Section 4.6 Other Information. The Borrower will furnish to the Lender such other information concerning the progress of the construction of the Improvements and the Off-Site Improvements and the development of the Land as the Lender may from time to time reasonably request.

   Section 4.7 Proof of Payment. The Borrower will deliver and cause to be delivered to the Lender from time to time as required by the Lender, all such statements, receipts and other data and information as the Lender may reasonably require reflecting payment of costs and expenses incurred in connection with the construction of the Improvements, the Off-Site Improvements or operation of the Premises.

   Section 4.8 Free Access. The Borrower shall permit the Lender and its duly authorized agents free access to the Premises and shall make available for audit and inspection, at any reasonable time by Lender or its duly authorized agents, all property, equipment, books, contracts, records and other papers relating to the Premises and construction of the Improvements, the Off-Site Improvements and the Development Agreements.

   Section 4.9 Changes and Change Orders. No material change will be made in any Plans and Specifications (including but not limited to the execution of change orders) or in the Construction Contracts without the prior written consent of the Lender. For purposes of this Section, a change shall not be considered a material change unless:

   (a) such change alone increases or decreases the contract price for or other costs in respect of construction of the Improvements or the Off-Site Improvements by more than $10,000.00, or together with all prior changes on a "net" basis increases the contract price for or other costs in respect of construction of the Improvements or the Off-Site Improvements by more than $50,000.00;

   (b) such change alone or together with all prior changes extends the time to complete the Improvements or the Off-Site Improvements beyond the Scheduled Completion Date; or

   (c) such change alone or together with all prior changes constitutes a change which would require the prior approval of any Development-Related Entity so as not to affect or impair its obligations under the applicable Development Agreement.

The Borrower shall deliver to the Lender true and correct copies of all changes, amendments or supplements to the Plans and Specifications and the Construction Contracts (whether material or not) within five (5) Business Days after execution thereof or agreement thereto by the respective parties to such changes.

   Section 4.10 Title Status Certificates and Title Policies Required. Until Completion, upon the request of the Lender, the Borrower will furnish a Title Status Certificate to the Lender within twenty (20) Business Days of the date which the request is made. After Completion, the Borrower will furnish a Title Status Certificate to the Lender within twenty (20) Business Days of the date after written request therefor made by the Lender. Upon written request of the Lender, the Borrower shall forthwith deliver to the Lender such endorsements to the Title Insurance Policy as shall be legally available and as the Lender shall reasonably request from time to time.

   Section 4.11 Insurance Policies Required. Until the Debt is paid in full, the Borrower shall furnish the Insurance Policies and comply with all terms thereof.

   Section 4.12 Casualty Damage. In case of any damage to or loss of any of the Premises by fire, storm or other casualty whatever prior to the payment of the Debt in full, the Borrower will promptly cause the damage to be repaired and the Improvements and the Off-Site Improvements to be restored all in accordance with this Agreement, the Plans and
Specifications and the Development Requirements. In such event, the Borrower will cause all insurance proceeds to be delivered to Lender, and Lender shall apply the insurance proceeds in the manner set forth in the Deed of Trust.

   Section 4.13 Approval of Contracts and Plans Segments. The Borrower will not execute any contract or directly become a party to any arrangement for the furnishing of labor, equipment, supplies or materials for the Premises for more than $50,000.00 except with Persons approved by the Lender; provided however, the Lender's approval shall not be unreasonably withheld or delayed. No work shall be commenced with respect to construction of any particular segment of the Improvements or the Off-Site Improvements until the Plans and Specifications for such segment shall have been submitted to and approved by the Contractor and the Lender, which approval will not be unreasonably withheld or delayed. All construction contracts shall provide by their terms that all liens to which the Contractor is entitled are subordinate in all respects to the lien of the Deed of Trust.

   Section 4.14 Safe Storage. The Borrower will cause all equipment, supplies and materials acquired or furnished in connection with the construction of the Improvements but not affixed to or incorporated into the Premises to be stored on the Land or at other locations approved by the Lender in writing, in each case under adequate safeguards to minimize the possibility of loss, theft, damage or commingling with other property. Upon the reasonable request of the Lender, the Borrower will furnish an inventory of all such equipment, supplies and materials stored off of the Land, specifying the location thereof.

   Section 4.15 Plans and Specifications Required. The Borrower will furnish the Plans and Specifications to the Lender before commencement of construction of the Improvements and the Off-Site Improvements. The Lender shall have the right at all times to use, examine and copy the Plans and Specifications. The Borrower assumes full responsibility for compliance of the Plans and Specifications with all Legal Requirements and with sound engineering practice and notwithstanding any approval by the Lender of the Plans and Specifications, the Lender shall have no liability or responsibility for such compliance or for any other defect or deficiency in the Plans and Specifications, the Improvements or the Off-Site Improvements.

   Section 4.16 Separate Bank Accounts. The Borrower agrees to maintain an account with the Lender into which all proceeds of the Loan shall be deposited and against which checks shall be drawn only to pay the items set forth in the Approved Budget.

   Section 4.17 Sales Contract Approval and Copies Required. No Sales Contract covering any part of the Land shall be executed by the Borrower with any purchaser, unless by its terms it is conditional upon approval by the Lender, which approval will not be unreasonably withheld or delayed (provided that in any event, the gross sales price of the Land being sold shall be acceptable to Lender in Lender's sole discretion, and shall be payable in cash at closing) or unless prior to its execution the Lender has approved it in writing. In either case, within five (5) Business Days following the execution of any Sales Contract, the Borrower shall deliver to the Lender a copy of the executed counterpart of such Sales Contract.

   Section 4.18 Seller's Obligations. The Borrower shall faithfully perform the seller's obligations under the Sales Contracts in all material respects and in any event will not allow a default by seller to occur thereunder, the Borrower shall not materially modify any of the Sales Contracts and shall not terminate any of the Sales Contracts, or any obligations of any Person thereunder, or take (or omit to take) any other action, the effect of which may diminish or impair the value of any of the Sales Contracts.

   Section 4.19 Approval of All Development Agreements and Copies deliver to the Lender for its review and approval the proposed form of such Development Agreement. No Development Agreement pertaining to the Premises shall be executed by the Borrower unless approved by the Lender in writing, which approval shall not be unreasonably withheld or delayed. Within five
(5) Business Days of the execution of any Development Agreement, the Borrower shall deliver to the Lender an original executed counterpart of such Development Agreement.

   Section 4.20 Security Interest in Development Agreements. Concurrently with the execution of any Development Agreement, at the request of the Lender, the Borrower shall execute and deliver to the Lender an instrument or instruments, in form and substance reasonably satisfactory to the Lender, creating in favor of the Lender a first priority lien upon and security interest in, and/or assigning to the Lender, all of the Borrower's rights in any such instrument together with, such related financing statements and other instruments necessary to give notice of or perfect such lien, security interest or assignment as the Lender may then require.

   Section 4.21 Lender's Sign. The Borrower shall permit the Lender to place and maintain signs on the Premises at mutually agreeable locations containing such information regarding the financing of the Premises as the Lender may deem appropriate so long as the same comply with all Legal Requirements.

   Section 4.22 Lender May Fund. If the Borrower fails to satisfy any covenant or condition set forth in any of the Loan Documents within fifteen
(15) days after written notice thereof from Lender, the Lender shall have the right without waiving the Default to timely advance Loan proceeds to satisfy same. Any Loan proceeds so advanced shall be evidenced by the Note or at the option of the Lender (notwithstanding any contrary provision of
Article II of this Agreement) shall constitute indebtedness of the Borrower to the Lender payable on demand, bearing interest at the Past Due Rate from the date advanced by the Lender. All such demand indebtedness shall constitute a part of the Debt and shall be secured by the liens and security interests of the Loan Documents.

   Section 4.23 Call for Funds. If the Lender reasonably determines at any time in Lender's good faith judgment that the unadvanced Loan proceeds will be insufficient to pay for (a) Completion of the Improvements or the Off-Site Improvements in accordance with the Plans and Specifications and the Development Requirements and (b) all other items set forth in the Approved Budget, including but not limited to interest which the Lender reasonably estimates may accrue on the Debt prior to its maturity, the Borrower shall make arrangements satisfactory to the Lender to provide sufficient funds to complete the Improvements and the Off-Site Improvements in accordance with the Plans and Specifications and the Development
Requirements and to pay for all other items set forth in the Approved Budget. The obligations of the Borrower under this Section 4.23 are in addition to the Borrower's obligation to provide the Additional Equity (as defined in Section 5.1(e) hereof) for the payment of the construction costs incurred for the Improvements as budgeted in the Approved Budget.

   Section 4.24 Call for Funds to Pay Overruns. If the amount budgeted for any particular category of costs set forth in the Approved Budget (taking into account the "contingency" line item in the Approved Budget) is or will be insufficient to pay the actual or projected cost of such category, at the Lender's reasonable election, the Borrower shall make arrangements satisfactory to the Lender (which may include reallocation of savings manifestly realized on other portions of the Improvements to other Approved Budget categories) to provide sufficient funds to pay the difference between such actual or projected costs and the amount budgeted for such category in the Approved Budget. The obligations of the Borrower under this Section 4.24 are in addition to the Borrower's obligation to provide the Additional Equity as budgeted in the Approved Budget.

   Section 4.25 Expenses of and Claims Against Lender. The Borrower will pay on demand all expenses incurred by Lender in connection with the transactions contemplated in the Loan Documents, including but not limited to charges and disbursements of legal counsel for the Lender, taxes, recording expenses, closing costs, fees and commissions due to brokers, the Consulting Architect/Engineer and others, and the costs and expenses of the Title Insurance Policy. THE BORROWER WILL INDEMNIFY THE LENDER FROM CLAIMS ARISING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED IN THE LOAN
DOCUMENTS, INCLUDING, WITHOUT LIMITATION, LOSSES, COSTS OR EXPENSES INCURRED BY LENDER ON ACCOUNT OF BORROWER'S FAILURE TO COMPLY WITH THE PROVISIONS OF THIS AGREEMENT AND ANY CLAIMS RESULTING FROM THE ALLEGED NEGLIGENCE OF LENDER, BUT NOT INCLUDING CLAIMS RESULTING FROM THE LENDER'S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE.

   Section 4.26 Additional Instruments. The Borrower will execute such additional instruments as may be requested by the Lender in order to carry out the intent of the Loan Documents and to perfect or give further assurances of any of the rights granted or provided for in any of the Loan Documents.

   Section 4.27 Notices from Development-Related Entities. The Borrower will, upon the receipt or giving thereof, promptly furnish to the Lender a copy of all notices and reports received by the Borrower from or sent by the Borrower to each Development-Related Entity alleging a breach or default or the possibility of the occurrence of a breach or default under any Development Agreement.

   Section 4.28 Documents to Comply with Law. All forms of Sales Contracts for sale of all or any part of the Premises and any and all other printed documents necessary to fulfill the Borrower's obligations hereunder shall comply with all Legal Requirements.

   Section 4.29 Collection of Development Agreement Proceeds. The Borrower shall use its best efforts to collect the proceeds of each Development Agreement as, when, and if they become due and payable and shall take such steps as may be necessary or appropriate to enforce the prompt payment and collection thereof.

   Section 4.30    Maintenance Standards.    The Borrower  will  keep  and
maintain the Premises in good, orderly, clean, safe and sanitary repair and condition and otherwise in accordance with the standards of property management customary to developers of comparable subdivisions for residential housing in the Houston, Texas area.

   Section 4.31 Repairs. The Borrower shall cause to be performed and completed all repairs and restoration of the Premises on a timely basis after any and all loss and damage thereto.

   Section 4.32    Legal Compliance.    The  Borrower  shall  operate  the
Premises in full compliance with all Legal Requirements.

   Section 4.33 Employees. The Borrower shall require the Borrower's development manager for itself to, employ, supervise, direct, discharge and compensate (including payment of any and all payroll taxes) such employees as are necessary for the proper development, maintenance and operation of the Premises and comply with all Development Requirements regarding the employment and payment of Persons employed to develop, manage or operate all or any part of the Improvements or the Off-Site Improvements.

   Section 4.34 Operational Standards. The Borrower shall do and perform any and all other acts and things relating to the development, management, upkeep and operation of the Premises as are customarily performed by developers of comparable subdivisions in the Houston, Texas area.

   Section 4.35 Indebtedness to be Paid. The Borrower and each Obligor will pay punctually and discharge when due, or renew or extend, any
Indebtedness incurred by it when due, and will discharge, perform and observe the covenants, provisions and conditions to be performed, discharged and observed on the part of the Borrower or any Obligor in connection therewith, or in connection with any agreement or other instrument relating thereto or in connection with any mortgage, pledge or lien existing at any time upon any of the property or assets of the Borrower; provided, however, that nothing contained in this Section shall require the Borrower or any Obligor to pay, discharge, renew or extend any such Indebtedness or to discharge, perform or observe any such covenants, provisions and conditions so long as the Borrower in good faith shall be actively contesting any claims which may be asserted against it or them with respect to any such Indebtedness or any such covenants, provisions and conditions and shall set aside on its books reserves with respect thereto deemed adequate by the Lender.

   Section 4.36 Notice of Material Adverse Change. Promptly upon the obtaining by the Borrower of knowledge or advice of any material adverse change in the business or financial condition of the Borrower, any Development-Related Entity or any Obligor, the Borrower shall notify the Lender thereof.

   Section 4.37 Notice of Other Liens. The Borrower shall notify the Lender in writing within five (5) days of the time that the Borrower becomes aware of the filing of any mortgage or lien or other security device whatsoever against the Premises.

   Section 4.38 Bonding Off Other Liens. The Borrower shall bond off under the provisions of all Legal Requirements and to the satisfaction of the Lender any lien or claim of lien filed for record within fifteen (15) Business Days of the date of the Borrower's receipt of the notice of filing of said lien or claim.

   Section 4.39     Suitability of Soil.   The conformation  of the  ground
and general and local conditions are suited to the nature of the work to be performed in connection with the Premises.

   Section 4.40 Promotional Standards. The Borrower shall advertise and promote the project in the manner (expending such amounts) of developers of other comparable residential developments in the Harris County, Texas area.

   Section 4.41 Reimbursement. Immediately upon receipt by the Borrower of any money, property or other thing of value from any Development-Related Entity pursuant to any Development Agreement, the Borrower will pay or transfer to the Lender such portion of such money, property or thing as is received by it on account of Loan proceeds financed under this Agreement, for application by the Lender against the Debt.

   Section 4.42 Construction Contract. The Borrower shall fully observe and perform the requirements of each Construction Contract, shall maintain them in full force and effect and shall not cause, suffer or permit any modification or termination thereof without the prior written consent of the Lender.

   Section 4.43 Zoning; Platting. The portion of the Land consisting of the Developed Lots is properly zoned for residential development (to the extent any zoning is applicable). A plat or plats of the subdivision or subdivisions of that portion of the Land consisting of the Developed Lots has been filed of record showing the location of all lots, blocks, streets, alleys, parks or other portions of the subdivision or subdivisions dedicated to public use, or for the use of purchasers or owners of tracts or lots in the subdivision. The Borrower shall submit any preliminary or final plat or plats to the Lender for approval which shall not be unreasonably withheld or delayed. Upon approval by the Lender of any preliminary plat, final plat or revision thereof, the Borrower shall prepare final subdivision plat or plats in the form required by all Development Requirements. The Borrower shall use its best efforts to obtain the approval by all appropriate Government Authorities of the final subdivision plat or plats promptly after the Lender's approval thereof.

   Section 4.44 Adjacent Properties. The Borrower shall take proper means to protect the adjacent or adjoining property or properties in any way encountered, which might be injured or adversely affected by any process of construction to be undertaken under this Agreement, from any damage or injury by reason of the construction; and it shall protect the Lender from any and all claims for such damage on account of its failure to fully protect all adjoining property.

   Section 4.45 Sewer Capacity. If the Lender reasonably determines at any time that inadequate sewer capacity has been allocated to the Land, the Borrower shall make arrangements reasonably satisfactory to Lender to obtain such sewage capacity for the Land as is necessary in the opinion of Lender for the development of the Land in accordance with its intended use as a single-family residential subdivision.

   Section 4.46     Financial Statements  of the  Borrower.   The  Borrower
shall furnish to the Lender the following, within the times indicated:

   (a) As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower, a copy of the annual unaudited consolidated financial statements of the Borrower, which shall include a consolidated balance sheet of the Borrower as of the close of such financial year, a consolidated statement of income and a consolidated statement of changes in the financial position of the Borrower for such fiscal year, all setting forth in comparative form the corresponding figures as at the end of the previous fiscal year, all prepared in conformity with Good Accounting Practice and certified by a Partner of the Borrower.

   (b) As soon as available and in any event within fifty-five (55) days after the end of each calendar quarter, a copy of the unaudited consolidated financial statements of the Borrower, consisting of at least a consolidated balance sheet as at the close of such quarter, a consolidated statement of income and consolidated statement of changes in the financial position of the Borrower for such quarter and for the period ending with such quarter, all setting forth in comparative form the corresponding figures for the corresponding period of the previous fiscal year, all prepared in conformity with Good Accounting Practice and certified by a joint venturer of the Borrower.

   (c) As soon as available and in any event within thirty (30) calendar days after the end of each calendar quarter, a report detailing sales of the Premises to purchasers under the Sales Contracts for such quarter, comparing the requirements of each Sales Contract to each purchaser's actual performance during such period, and certified by a Partner of the Borrower.

   Section 4.47 Letter of Credit; Escrow Deposit. In connection with the closing of the Loan, Borrower shall cause Guarantor to have either (i) delivered the Letter of Credit to Lender or (ii) executed and delivered to Lender the Guaranty and Pledge Agreement, and to secure its obligations under the Guaranty by depositing the Escrow Deposit into a restricted account with Lender. In the event Guarantor elects not to deliver the Letter of Credit to Lender, then Guarantor shall execute and deliver to Lender the Guaranty and Pledge Agreement, and shall deliver to Lender the Escrow Deposit. The Letter of Credit or the Escrow Deposit shall be in effect at all times during the term of the Loan; provided, however, that Guarantor may qualify for reductions in the amount of the Letter of Credit or the Escrow Deposit at the end of each calendar quarter as provided in
Section 9.3 of this Agreement. Guarantor may from time to time, replace the Escrow Deposit with a Letter of Credit, or replace a Letter of Credit with the Escrow Deposit, as the case may be, provided that Lender shall at all times during the term of the Loan have in its possession either a valid Letter of Credit or the Escrow Deposit, and in the event the Guarantor delivers the Escrow Deposit to Lender, the Guarantor shall have executed and delivered to Lender the Guaranty and Pledge Agreement as set forth above. In addition to the foregoing, Guarantor may deliver to Lender a combination of both a Letter of Credit and an Escrow Deposit (with the Guaranty and Pledge Agreement) so long as the total of the face amount of the Letter of Credit and the Escrow Deposit equals or exceeds the Required Deposit (as defined in Section 9.3 hereof).


                                 ARTICLE V

                         REQUIREMENTS FOR ADVANCES

   Section 5.1 Conditions. The Lender shall not be obligated to make any advance of Loan proceeds or other sums under this Agreement or the other Loan Documents unless all of the following conditions shall be satisfied at the time of such advance:

   (a) no Default or Event of Default shall have occurred under this Agreement which has not been waived by the Lender or cured to the satisfaction of the Lender.

   (b) the Premises shall not have been injured or damaged by fire or other casualty; or if so damaged, provisions currently and reasonably satisfactory to the Lender shall have been made to effect necessary repair and restoration in accordance with the Loan Documents.

   (c) the Deed of Trust shall have been recorded in the Real Property Records of Harris County, Texas with all filing fees and taxes therefor paid, all prior to the commencement of any construction on any part of the Premises or the placing of any equipment, supplies or material on the Premises.

   (d)    the Lender  shall  have  received proof  of  due  filing  of  the
Financing Statements and shall have received such other items and instruments as are necessary and appropriate in the opinion of the Lender to perfect a first priority security interest in all property covered by the Deed of Trust and all of the other Loan Documents.

   (e) with respect to any advance requested by Borrower to pay for construction costs of the Improvements or Off-Site Improvements, there shall have been delivered to the Lender evidence satisfactory to the Lender that (i) after the date of this Agreement, the Borrower has expended not less than an additional $500,000 of its own funds to pay for the construction of such Improvements or Off-Site Improvements (the "Additional Equity"), and (ii) the unadvanced Loan proceeds will be sufficient to pay for completion of all of the Improvements and the Off-Site Improvements in accordance with all Development Requirements; or if such proceeds are not adequate, arrangements currently satisfactory to the Lender shall have been made to provide sufficient funds to complete the Improvements and the Off-Site Improvements in accordance with all Development Requirements.

   (f) if requested by the Lender, the Borrower shall have furnished to the Lender one or more Officer's Certificates, dated the date of such advance and/or such other evidence as the Lender shall reasonably require, that no Default or Event of Default has occurred which has not been waived by the Lender or cured to the satisfaction of the Lender.

   (g) if requested by the Lender, the Sales Contract Schedule and a current Development Plan.

   (h)    the  Lender  shall  have  approved  each  Development   Agreement
currently in existence and shall have received a security interest in each Development Agreement currently in existence.

   (i) the Lender shall have received the Required Deposit in accordance with the terms and provisions of this Agreement, and Guarantor shall have executed and delivered to Lender the Guaranty and the Pledge Agreement.

   Section 5.2 Initial Advance. The Lender shall not be obligated to make the initial advance (the "Initial Advance") in an amount not to exceed $6,000,000.00 or any subsequent advance under this Agreement or the other Loan Documents unless:

   (a)    the  Lender  shall  have  received  all  of  the  original   Loan
Documents, including but not limited to the following:
          a counterpart of this Agreement executed by the Borrower;

     a Request for Advance;

     the Note;

     the Deed of Trust;

          the Financing Statements;

          the Letter of Credit or, in the alternative, the Escrow Deposit, Guaranty and the Pledge Agreement;

     a current Development Plan; and

   (b)    the  Lender  shall   have  received   the  following   additional
instruments and evidence:

     the Approved Budget;

     the Appraisal;

          the Organizational Agreement of the Borrower and each of its Partners, and the Organizational Agreements for each general partner of the Partners and their general partners;

          the Commitment for the Title Insurance Policy in form and substance acceptable to Lender;

     the Title Instruments;

          the Plans and Specifications;

          the Governmental Permits, if any;

          all Engineering Reports, then available;

          the Builder's Consents executed by the applicable purchaser with respect to each of the Sales Contract; and

          the Opinion of Borrower's Counsel.

   Section 5.3 Subsequent Advances. The Lender shall not be obligated to make any advance under this Agreement or the other Loan Documents after the Initial Advance unless:

   (a) the Lender shall have received the following additional original Loan Documents:

     a Request for Advance;

          with respect to any Request for Advance to pay for the construction costs of any Improvements or Off-Site Improvements, a Contractor/Lender Agreement from each Contractor then engaged to furnish labor or materials for the Premises and who has not theretofore executed such an agreement with the Lender;

   (b)    the  Lender  shall   have  received   the  following   additional
instruments, to the extent not previously provided to Lender:

          the Title Insurance Policy;

          the Plans and Specifications then existing;

          Builder Consent agreements in form and substance reasonably satisfactory to the Lender with each Development-Related Entity that is at that time a party to a Sales Contract;

          a current Title Status Certificate;

          all Construction Contracts then existing;

          all Governmental Permits;

          all Insurance Policies then required by the Deed of Trust;

          all Sales Contracts then in existence;

     a current Sales Contract Schedule;

          all other Development Agreements then in existence; and

          all remaining Engineering Reports available.

   Section 5.4 Off-Site Improvements. The Lender shall not be obligated to make any advance under this Agreement in payment of the costs of the Off-Site Improvements, unless, in addition to satisfaction of all matters set forth in Sections 5.1, 5.2 and 5.3 above the following conditions shall have been satisfied in a manner acceptable to the Lender:

   (a)    the Plans and Specifications for such Off-Site Improvements;

   (b) a Construction Contract providing for the construction of such Off-Site Improvements;

   (c) the Off-Site Agreement pertaining to the construction of the Off-Site Improvements; and

   (d) an assignment duly executed by the Borrower assigning to the Lender all of the Borrower's right, title and interest in and to the Off-Site Improvements together with the consent of all Persons reasonably required by the Lender to such assignment.

   Section 5.5 Equipment, etc. Stored Off-Site. The Lender shall not be obligated to make any advance under this Agreement to be applied in payment of costs of equipment, supplies and materials stored off the Land unless, in addition to the satisfaction of all matters set forth in Sections 5.2 and 5.3 above, the following conditions shall have been satisfied in a manner acceptable to the Lender:

   (a) the aggregate amount of all advances in respect of such costs shall not exceed at any time $25,000.00 at any time (which amount shall include the aggregate total of all previous advances hereunder for payment of such costs to the extent that such equipment, supplies and materials continue to be stored off the Land);

   (b) title to such equipment, supplies and materials shall be vested in the Borrower, as evidenced by documentation satisfactory to the Lender, provided that the possession thereof may be in a Contractor or his or its subcontractors under an agreement of bailment satisfactory to the Lender so long as such Contractor or subcontractors shall cause to be recorded an informational financing statement in form satisfactory to the Lender, evidencing the security interests of the Lender;

   (c) if requested by the Lender, the Borrower shall execute and deliver to the Lender a separate security agreement and financing statement covering such equipment, supplies and materials, in form and substance reasonably satisfactory to the Lender;

   (d) the Borrower shall keep the Lender apprised in writing of each location where any such equipment, supplies and materials are stored off the Land and the value thereof at each location; and

   (e) representatives of the Lender shall have the right to make inspections of the storage area at any time.


                                ARTICLE VI

                           DEFAULTS AND REMEDIES


   Section 6.1 Events of Default. The occurrence (including the passage of time if any is specified therefor) of any one or more of the following shall constitute an Event of Default hereunder:

   (a) failure of the Borrower to pay when due any accrued interest on or principal of the Note or any other part of the Debt;

   (b) failure of the Borrower to perform, observe or comply with any of the terms, covenants, conditions or provisions contained in this Agreement, the Note, the Deed of Trust or any of the other Loan Documents.

   (c) failure of the Guarantor to perform, observe or comply with any of the terms, covenants, conditions or provisions of the Guaranty or the Pledge Agreement.

   (d) failure of the Borrower or any Contractor to perform, observe or comply with any of the terms, covenants, conditions or provisions of any Construction Contracts in all material respects (but in any event Borrower shall not allow a default by Borrower to occur thereunder).

   (e) any representation or warranty made by the Borrower or other Obligor in this Agreement, any Application and Certificate for Payment or any Request for Advance or in any of the other Loan Documents or otherwise proves to have been untrue or misleading in any material respect as of the date made.

   (f) any representation or warranty made by the Guarantor in the Guaranty or the Pledge Agreement proves to have been untrue or misleading in any material respect as of the date made.

   (g) any substantial damage to or destruction of the Premises shall occur and insurance proceeds, together with sums provided by the Borrower shall not, in the opinion of the Lender, be sufficient to repair and restore the Premises.

   (h) the Deed of Trust shall not, in the reasonable opinion of counsel for Lender, constitute a perfected first and prior lien on and security interest in the Premises securing payment of the Debt.

   (i) a survey shall show that any Improvement (other than an Off-Site Improvements) to the Land is not entirely within the boundary lines of the Land or encroaches upon any set-back line, easement, right-of-way, street or any adjoining property, or that any Legal Requirement has been breached or that any adjoining structure encroaches upon the Land.

   (j)    the Improvements shall  not have been  completed (for any  reason
whatever)  in  accordance  with  the  Plans  and  Specifications  and   the
Development Requirements by the Scheduled Completion Date.

   (k) the Off-Site Improvements shall not have been completed (for any reason whatever) in accordance with the Plans and Specifications and the Development Requirements by the Scheduled Completion Date.

   (l) the Consulting Architect/Engineer shall at any time certify to the Lender in writing that the Improvements or the Off-Site Improvements are not at the date of such certificate being constructed in substantial accordance with the Plans and Specifications and the Development Requirements by the Scheduled Completion Date.

   (m) any Governmental Authority shall commence proceedings to condemn all or any material part of the Premises.

   (n) any present or future Legal Requirement shall prohibit or impair the Borrower's intended use of any of the Premises as represented to the Lender as a material inducement to make the Loan.

   (o) any Person shall commence any action, suit or proceeding against or affecting the Borrower, any Obligor or the Premises or involving the validity or enforceability of the Loan Documents or the priority of the liens created thereby, at law or in equity, or before any Governmental Authority, which in the judgment of the Lender, impairs or would impair its interest in the Premises, the enforceability of the Loan Documents, or its ability to collect the Debt when due.

   (p) the Borrower or any Guarantor shall be prevented or relieved by any Governmental Authority from performing or observing any material term, covenant or condition of any of the Loan Documents, any Utility Agreement or any Sales Contract.

   (q)    the Borrower or any Obligor shall:

          (1)  voluntarily suspend transaction of business.

          (2) become insolvent or unable to pay its or his debts as they mature.

          (3) file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization or to effect a plan or other arrangement with creditors.

          (4)  make an assignment for the benefit of creditors.

          (5) apply for or consent to the appointment of any receiver or trustee for any such Person or of all or any substantial portion of the property of any such Person.

          (6) make an assignment to an agent authorized to liquidate any substantial part of its or his assets.

   (r)    In respect of the Borrower or any Obligor:

          (1) an involuntary petition shall be filed with any court or other authority seeking reorganization or a creditors' arrangement of any such Person or the adjudication of any such Person as bankrupt or insolvent,

          (2) an order of any court or other authority shall be entered appointing any receiver or trustee for any such Person or for all or any substantial portion of the property of any such Person, or

          (3) a writ or warrant of attachment or any similar petition shall be issued by any court or other authority against all or any substantial portion of the property of any such Person and such petition seeking reorganization, a creditor's arrangement or adjudication or such order appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment or similar process is not vacated, released or bonded within sixty (60) days after its entry or levy.

   (s) the Premises are at any time not operated or maintained in good, orderly, clean, safe and sanitary repair and condition and otherwise in accordance with the standards required by this Agreement and in accordance with the highest standards of residential management in the Harris County, Texas area.

   (t) default shall occur under the terms of any of the Loan Documents which is not cured within any applicable grace or cure period.

   (u) failure of the Borrower or any Guarantor to pay principal or interest on any valid Indebtedness or obligation in excess of $25,000.00 incurred in connection with or arising out of the development of the Premises, when due (or within any applicable period of grace or cure) other than Indebtedness to the Lender or if the holder of such other obligation declares, such obligation due prior to its stated maturity because of such party's default thereunder.

   (v) any Utility Agreement shall be held to be void, voidable or an ultra vires act of any Person executing the same, or any Person shall assert that any Utility Agreement is not binding upon it for any reason and no alternative arrangements satisfactory to the Lender can be made.

   (w) the Borrower shall withdraw, terminate or modify any approved Development Agreement without the written consent of the Lender; however, Borrower may enter into non-material amendments to the Sales Contracts from time to time without the consent of Lender, provided that in any event, such amendments shall not reduce the number of lots to be sold, reduce the sales price or materially increase the time for performance by the purchaser thereunder without the prior written consent of Lender.

   (x) a default by the Borrower or any Development-Related Entity (other than Holigan Homes Texas, Ltd.) under any Development Agreement which is not cured within any applicable grace or cure period.

   (y)    failure of  the  Borrower, within  ten  (10) days  after  receipt thereof, to apply any proceeds received by the Borrower from any Development Agreement (other than proceeds representing payments or reimbursements of amounts under Utility Agreements) towards repayment of the Debt in accordance with the terms of this Agreement.

   (z)    a  default  by  Guarantor  under  the  Guaranty  or  the   Pledge
Agreement, if the Guarantor has delivered the Escrow Deposit to Lender in lieu of the Letter of Credit.

   (aa) if Borrower has delivered a Letter of Credit to Lender, the Letter of Credit expires and Borrower fails to deliver to Lender on or before the date of expiration a replacement Letter of Credit or Escrow Deposit to replace such Letter of Credit, in accordance with the terms and conditions set forth in this Agreement.

   (bb) in addition, except as specifically provided for in the Loan Documents or unless the Lender shall otherwise give its prior written consent, if the Borrower does any of the following, then (without limiting any other provisions of this Agreement) it will constitute an Event of Default under this Agreement:

          (1) except as provided in any approved Utility Agreement or in any approved Off-Site Agreement, convey, transfer, lease or encumber any of the Premises or any right to manage any of the Premises or to receive any rents, profits, sales proceeds or any insurance thereof;

          (2) demolish any part of the Premises (except only to the extent, if any, necessary to correct defective work);

          (3)  liquidate, terminate, consolidate, merge or dissolve;

          (4) except to the extent permitted by the Deed of Trust, convey, transfer, assign or pledge or permit a conveyance, transfer, assignment or pledge of, a majority or otherwise controlling interest in the Borrower or a Partner of the Borrower in a single transaction or a series of transactions;

          (5) cause or permit any Hazardous Substances (as defined in the Environmental Indemnity Agreement between Borrower and Lender) to be placed, held, used, located or disposed of on, under or at any of the Premises or any part thereof by any Person, in violation of any applicable Legal Requirements or cause or permit any part of any of the Premises to be used as a manufacturing, storage or dump site for Hazardous Substances, or cause or suffer any liens to be recorded against any of the Premises as a consequence of, or in any way related to, the presence, remediation or disposal of Hazardous Substances in or about any of the Premises, including any so-called state, federal or local "Superfund" lien relating to such matters;

          (6) incur any Indebtedness in excess of $50,000.00 that is not contemplated to be paid with Loan proceeds in accordance with the Approved Budget;

          (7) create or suffer to be created any lien, encumbrance, easement, use or charge affecting any of the Premises except for liens, encumbrances or easements approved in writing by the Lender;

          (8)  modify or amend its Organizational Agreement;

          (9) modify or amend the Development Plan in any material respect; or

          (10) the Borrower shall conceal, remove, or permit to be concealed or removed, any part of Borrower's property, with intent to hinder, delay or defraud any of Borrower's creditors, or make or suffer a transfer of any of Borrower's property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall make any transfer of Borrower's property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall suffer or permit, while insolvent, any creditor to obtain a lien upon any of Borrower's property through legal proceedings or distraint which is not vacated within thirty (30) days from the date thereof.

Notwithstanding anything to the contrary contained in this Section 6.1, with regard to non-monetary Defaults only (i.e., Defaults which cannot be cured by payment of a liquidated sum of money to the Lender) where no other cure period has been specified herein, if the Borrower shall fail to cure any such non-monetary Default to the Lender's satisfaction within thirty
(30) days after written notice of such non-monetary Default from the Lender or its agent to the Borrower, then such non-monetary Default shall constitute an Event of Default under this Agreement.

   Section 6.2 Substitute Contractor. Notwithstanding anything to the contrary as set forth in Section 6.1 of this Agreement, the Lender shall not accelerate the Debt or foreclose its liens solely by reason of the occurrence of any event described therein with respect to a Contractor so long as the Borrower substitutes an alternative Contractor reasonably satisfactory to the Lender within forty-five (45) days after the occurrence of the Default.

   Section 6.3 Remedies for Default. At any time after the occurrence of any Event of Default which has not been waived by the Lender in writing or cured to the Lender's satisfaction, the Lender shall have the right, at its option:

   (a) to declare the unpaid balance of the Debt (including all principal on the Note and all interest then accrued thereon) immediately due and payable and thereupon the Debt (and all amounts outstanding under the Note) shall be immediately due and payable without notice (including but not limited to notice of acceleration and notice of intent to accelerate), protest or demand or presentment for payment, all of which are hereby expressly waived by the Borrower;

   (b) to enter the Premises and take over the construction of the Improvements and the Off-site Improvements, and manage the Premises;

   (c) to exercise any rights which the Borrower may have under each and every Construction Contract, Development Agreement and any other contract or agreement under which the Borrower has rights which are, or are intended to be, the subject of a security interest in favor of the Lender to secure the Debt;

   (d) to enforce or avail itself of any and all remedies provided in any of the Loan Documents, including but not limited to foreclosure of all the liens and security interests securing the Debt; and

   (e) present the Letter of Credit for payment and apply the proceeds thereof to the Debt outstanding under the Loan Documents or, in the alternative, offset the funds in the Escrow Account to the Debt then outstanding under the Loan Documents.

   Section 6.4 Commitments Lapse. In addition to the rights and remedies of the Lender set forth in this Agreement, upon the occurrence of any Default, the commitment of the Lender (if then outstanding) to make advances against the Note or otherwise, shall cease until the Lender shall declare that all such Defaults have been cured to the satisfaction of the Lender, or until the Lender shall have waived same; but the Lender may, at its option, continue or at any time commence making one or more advances and in any case all advances by the Lender shall be deemed to have been made pursuant to commitment (as such term is used and defined in the Uniform Commercial Code as enacted and in force in the State of Texas) and pursuant to this Agreement.

   Section 6.5 Lender's Options Regarding Contractors. If the Lender shall exercise the option to take over the construction of the Improvements, the Lender shall be authorized, at its option, to discontinue the services of any Contractor and to employ one or more contractors of its choice to perform the necessary work, and the Lender shall have no liability or responsibility to the Borrower or any other Person with respect thereto so long as the Lender exercises good faith in the selection of such contractor or contractors.

   Section 6.6 Lender's Options Regarding Developers and Managers. If the Lender shall exercise its option to take over management of the Premises, the Lender shall be authorized, at its option, to discontinue the services of any developer, manager or other Person employed with respect to the Improvements and to employ one or more independent managers, developers or both to manage and/or develop the Premises and the Lender shall have no liability or responsibility to the Borrower or any other Person with respect to its or their management of the Premises so long as the Lender exercises good faith in the selection of such independent developer or developers, manager or managers.

   Section 6.7 Costs Paid are Sums Lent. All costs and expenses incurred by the Lender in taking over construction of the Improvements, managing the Premises and/or developing the Premises shall, as paid, be deemed to be an advance of Loan proceeds against the Note or at the option of the Lender (notwithstanding any contrary provision of Section 2.1 or 2.2 of this Agreement), shall constitute indebtedness of the Borrower to the Lender payable on demand, bearing interest at the Past Due Rate from the date paid by the Lender. All such demand indebtedness shall constitute a part of the Debt and shall be secured by all liens and security interests of the Loan Documents.

   Section 6.8 Rights and Remedies Cumulative. All powers, rights and remedies of the Lender set forth in this Article VI shall be cumulative and not exclusive of any other power, right or remedy available to the Lender under this Agreement, the other Loan Documents or law to enforce the performance or observance of the covenants and agreements contained in this Agreement and the other Loan Documents, and no delay or omission of the Lender to exercise any power, right or remedy accruing to the Lender shall impair any such power, right or remedy, or shall be construed to be a waiver of the right to exercise any such power, right or remedy. Every power, right and remedy of the Lender set forth in this Agreement, the other Loan Documents or afforded by law may be exercised from time to time, and as often as may be deemed expedient, by the Lender.

   Section 6.9 Termination of this  Loan Agreement.   This Agreement  shall
not terminate until payment of the Debt in full and full performance of the Borrower's obligations hereunder.


                                ARTICLE VII

                               MISCELLANEOUS

   Section 7.1 Documentation Requirements; Sufficiency of Consents and Approvals. Each written instrument and Loan Document required by this Agreement or any of the other Loan Documents to be furnished to the Lender shall be duly executed by the Person or Persons specified (or where no particular Person is specified, by such Person as the Lender shall require), duly acknowledged where required by the Lender and, in the case of affidavits and similar sworn instruments, duly sworn to and subscribed before a notary public duly authorized to act in the premises by Governmental Authority; shall be furnished to the Lender in one or more copies as required by the Lender; and shall in all respects be in form and substance satisfactory to the Lender and to its legal counsel. All title policies, surveys, appraisals, maps, development plans and other evidence, information or documentation required by the Lender shall be in form and substance satisfactory to the Lender and its legal counsel in all respects.

   Section 7.2 Usury Savings Clause. Notwithstanding any provision to the contrary contained in this Agreement or in any of the other Loan Documents, it is expressly provided that in no case or event shall the aggregate of
(i) all interest on the unpaid balance of the Note, accrued or paid from the date hereof and (ii) the aggregate of any other amounts accrued or paid pursuant to the Note, the Deed of Trust or any of the other Loan Documents, which under applicable laws are or may be deemed to constitute interest upon the Debt from the date hereof, ever exceed the maximum rate of interest which could lawfully be contracted for, charged or received on the unpaid principal balance of the Debt. In this connection, it is expressly stipulated and agreed that it is the intent of the Borrower and the Lender to contract in strict compliance with the applicable usury laws of the State of Texas and of the United States (whichever permit the higher rate of interest) from time to time in effect. In furtherance thereof, none of the terms of this Agreement, the Note, the Deed of Trust or any of the other Loan Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Highest Lawful Rate. The Borrower or other Persons now or hereafter becoming liable for payment of the Debt shall never be liable for interest in excess of the Highest Lawful Rate. If under any circumstances the aggregate amounts paid on the Debt include amounts which by law are deemed interest which would exceed the Highest Lawful Rate, the Borrower stipulates that such amounts will be deemed to have been paid as a result of an error on the part of both the Borrower and the Lender and the Person receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Person making such payment, refund the amount of such excess or at the Lender's option, credit such excess against the unpaid principal balance of the Debt. In addition, all sums paid or agreed to be paid to the holder or holders of the Debt for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Debt. The provisions of this Section shall control all agreements, whether now or hereafter existing and whether written or oral, between the Borrower and the Lender.

   Section 7.3 Rights and Remedies Cumulative; Loan Agreement Controls. The benefits, rights and remedies of the Lender and the security contained herein or provided for in any of the other Loan Documents are cumulative; provided, however, that to the extent of any conflict between any provision of this Agreement and any provision contained in any of the other Loan Documents, the provisions of this Agreement shall control.

   Section 7.4 Unlawful Provisions. If any one or more of the provisions of this Agreement or any of the other Loan Documents is declared or adjudged by any Governmental Authority to be unenforceable or unlawful, then each such unenforceable or unlawful provision shall be deemed excised herefrom or therefrom and the remainder of the Loan Document so affected, together with all rights and remedies granted thereby, shall continue and remain in full force and effect.

   Section 7.5 Survival, Republication and Binding Effect of Covenants, Representations and Warranties. All covenants, agreements, representations and warranties made by the Borrower or any Guarantor in this Agreement, the Note, the Deed of Trust and the other Loan Documents, and in any certificates or other documents or instruments delivered pursuant to this Agreement or any of the other Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and any advances of Loan proceeds made by the Lender pursuant to this Agreement or any of the other Loan Documents, and shall continue in full force and effect until the Debt is paid in full. Further, each Request for Advance shall constitute an affirmation that the representations and warranties contained in this Agreement are true and correct as of the date such Request for Advance is submitted to the Lender. All such covenants, agreements, representations and warranties shall be binding upon any successors and assigns of the Borrower.

   Section 7.6 Notices. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by hand delivery or by depositing the same in the United States Mail, postage prepaid, certified or registered mail, addressed to the respective parties as follows:

   If to the Borrower:

     Oly Walden General Partnership
     c/o Stratus Management, L.L.C.
     98 San Jacinto Boulevard, Suite 220
     Austin, Texas  78701
     Attention:  William H. Armstrong, III

   With required copy to:

     Ken Jones, Esq.
     Armbrust, Brown & Davis
     100 Congress Avenue
     Suite 1350
     Austin, Texas  78701

     Oly/Houston Walden, L.P.
     100 Crescent Court
     Suite 1625
     Dallas, Texas  75201
     Attention:  Timothy Smith

   If to the Lender:

     Bank One, Texas, National Association
     1700 Pacific Avenue, Suite 2100
     Dallas, Texas  75201
     Attention:  Dale Renner

or such other address as such party shall direct in writing sent in accordance herewith and actually received by the other party hereto at least thirty (30) days in advance of the date upon which such change of address is to become effective. All notices and other communications shall be deemed to have been effectively given when either delivered to such address or on the date deposited in the United States Mail.

   Section 7.7 Changes Requirement.   This Agreement shall  not be  changed
orally but shall be changed only by agreement in writing signed by all parties hereto.

   Section 7.8 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute one and the same instrument.

   Section 7.9 Venue. Dallas County, Texas shall be a proper place of venue to enforce payment or performance of this Agreement, the Note, the Deed of Trust and the other Loan Documents, unless the Lender shall give its prior written consent to a different venue. Moreover, the Borrower hereby irrevocably agrees that any legal proceeding against the Lender arising out of or in connection with this Agreement or the other Loan Documents shall be brought in the district courts of Dallas County, Texas, or the United States District Court for the Northern District of Texas, Dallas Division.

   Section 7.10 No Third Party Beneficiaries. It is expressly understood and agreed that this Agreement and the other Loan Documents are made and entered into for the sole protection and benefit of the Lender and the Borrower and their respective successors and assigns (but in the case of assigns of the Borrower, only with the prior express written consent of the Lender) and, without the prior express written consent of the parties hereto, no Person shall have any right to action hereon or rights to the Loan proceeds at any time; the Loan proceeds do not constitute trust funds for the benefit of any third party; and that no such third party shall under any circumstances have or be entitled to a lien, equitable or otherwise, or the impression of any trust on any undisbursed Loan proceeds.

   Section 7.11 Number, Order and Captions Immaterial. The numbering, order and captions or headings of the several articles, sections and paragraphs of this Agreement, the Note, the Deed of Trust and the other Loan Documents are for convenience of reference only and shall not be considered in construing such instruments.

   Section 7.12 Successors and Assigns. This Agreement and the rights, obligations and benefits hereunder shall be binding upon and inure to the parties hereto, their respective heirs, personal representatives, successors and assigns; provided, however, notwithstanding anything contained herein to the contrary, (i) the Borrower shall not be entitled to assign its rights hereunder without the prior express written consent of the Lender and (ii) Borrower shall not be required to pay any costs or expenses of Lender in connection with any assignment by Lender of any of its interest in the Loan or this Agreement.

   Section 7.13 Choice of Law. This Agreement, the Note, the Deed of Trust and the other Loan Documents have been negotiated, executed and delivered in the State of Texas and shall be governed by the laws of the State of Texas, including all applicable federal law, from time to time in force in Texas.

   Section 7.14 No Partnership or Agency Intended. Nothing in this Agreement or the other Loan Documents is intended or shall in any way be construed so as to create any form of partnership or agency relationship between the Borrower and the Lender, the parties hereto having expressly disclaimed any intention of any kind to create any partnership or agency relationship between them.

   Section 7.15 No Waiver. No failure to exercise and no delay on the part of the Lender in exercising any power or right in connection herewith or under any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between the Lender and the Borrower, any Development-Related Entity or any other Person shall operate as a waiver of any right of the Lender. No modification or waiver of any provision of this Agreement or any other Loan Documents nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the person against whom enforcement thereof is to be sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

   Section 7.16 Entire Agreement. This Agreement embodies the entire agreement and understanding between the Borrower and the Lender relating to the subject matter hereof and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. The Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in this Agreement and the other Loan Documents of even date herewith. All written or oral representations made by the Borrower to the Lender respecting the subject matter hereof shall survive the execution of this Agreement.

   Section 7.17 Set-Off. The Borrower hereby gives and confirms to the Lender, after the occurrence of any Event of Default, a right of set-off of all moneys, securities and other property of the Borrower (whether special, general or limited) and the proceeds thereof, now or hereafter delivered to remain with or in transit in any manner to the Lender, its correspondents or its agents from or for the Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into possession of the Lender in any way, and also, any balance of any deposit accounts and credits of the Borrower with, and any and all claims of security for the payment of the Note and of all other liabilities and obligations now or hereafter owed by the Borrower to the Lender, contracted with or acquired by the Lender, whether joint, several, absolute, contingent, secured, unsecured, matured or unmatured, hereby authorizing the Lender at any time or times, after the occurrence of an Event of Default, to apply such balances, credits of claims or any part thereof, to such liabilities in such amounts as it may select, whether contingent, unmatured or otherwise, and whether any collateral security therefor is deemed adequate or not. The rights described herein shall be in addition to any collateral security described in any separate agreement executed by the Borrower. This provision shall not imply any obligation of the Borrower to maintain any deposit balances with the Lender.

   Section 7.18 Sale or Assignment. The Lender reserves the right, in its sole discretion, without notice to the Borrower, to sell participations or assign its interest, or both, in all or any part of any Loan, the Notes or any commitment evidenced by this Agreement or the other Loan Documents; provided that Borrower shall not be required to pay any costs or expenses of Lender in connection with any such assignment or participation.

   Section 7.19 Commitment. The Lender has no commitment to lend sums to the Borrower other than as specifically set forth herein.

   Section 7.20    JURY   WAIVER.   THE   BORROWER   AND   LENDER   HEREBY
VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ALL RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR ANY RELATIONSHIP BETWEEN BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE LOAN DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

   Section 7.21     Arbitration.  Lender and  Borrower agree that upon  the
written demand of either party. whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims, and controversies between them, whether individual, joint, or class in nature, arising from this Agreement, any other Loan Document, or otherwise, including, without limitation, contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association (the "AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest the Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any collateral, whether real or personal, covered by the Deed of Trust or any other Loan Document ("Collateral") shall constitute a waiver of this arbitration provision or be prohibited by this arbitration provision. This arbitration provision shall not limit the right of either party during any dispute, claim, or controversy to seek, use, and employ ancillary or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon, or proceeding under forcible entry and detainer for possession of, any real or personal property (including the Collateral) and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under the Deed of Trust or any other deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to such Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to such Collateral, shall also be arbitrated; provided, however, that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by an arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

   Section 7.22    Limitation of Liability.   Reference is herein made  to
Paragraph 21 of the Note limiting the liability of the Lower Tier Borrower Parties (as defined in the Note), which provision is incorporated herein for all purposes.


                               ARTICLE VIII

                           YEAR 2000 PROVISIONS


   Section 8.1 Representations   and   Warranties   Regarding   Year   2000
Compliance. Borrower represents and warrants to Lender that as of the date of this Agreement and any request for an Advance under this Agreement:

          (a) All devices, systems, machinery, information technology, computer software and hardware, and other data sensitive technology (jointly and severally, the "Systems" necessary for Borrower to carry on its business as presently conducted and as contemplated to be conducted in the future are Year 2000 Compliant or will be Year 2000 Compliant within a period of time calculated to result in no material disruption of any of Borrower's business operations. For purposes of this Agreement, "Year 2000 Compliant" means that such Systems are designed to be used prior to, during and after the Gregorian calendar year 2000 A.D. and will operate during each such time period without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century.

          (b)  In the  event  Borrower  is not  yet  Year  2000  compliant,
     Borrower has   developed a detailed  plan and time  line for  becoming
     Year 2000 Compliant on a timely basis.

   Section 8.2 Covenants  Regarding   Year  2000   Compliance.     Borrower
covenants and agrees with Lender that, while any portion of the Loan is outstanding, Borrower will:

          (a) Furnish such information, statements and other reports with respect to Borrower's activities, course of action and progress towards becoming Year 2000 Compliant as Lender may reasonably request from time to time.

          (b) In the event of any change in circumstances that causes or will likely cause any of Borrower's representations and warranties with respect to its being or becoming Year 2000 Compliant to no longer be true (hereinafter, referred to as a "Change in Circumstances"), then Borrower shall promptly, and in any event within ten (10) days of receipt of information regarding a Change in Circumstances, provide Lender with written notice (the "Notice") that describes in reasonable detail the Change in Circumstances and how such Change in Circumstances caused or will likely cause Borrower's representations and warranties with respect to being or becoming Year 2000 Compliant to no longer be true. Borrower shall, within ten (10) days of a request, also provide Lender with any additional information Lender reasonably requests of Borrower in connection with the Notice and/or a Change in Circumstances.

          (c) give any representative of Lender access during all business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in the possession of Borrower and relating to its affairs, and to inspect any of the properties and Systems of Borrower, and to project test the Systems to determine if they are Year 2000 Compliant in an integrated environment, all at the sole cost and expense of Lender.


                                ARTICLE IX


                             PARTIAL RELEASES

   Section 9.1 Partial Releases. Borrower shall be entitled to obtain partial releases of the Developed Lots (but not the Undeveloped Land) from the lien and security interest of the Deed of Trust upon and subject to the following terms and conditions:

     (1) No Event of Default or event which, with the passage of time or the giving of notice, or both, would constitute an Event of Default shall have occurred which has not been waived by Lender or cured to the satisfaction of Lender;

     (2) The Developed Lot which is the subject of the partial release shall be sold pursuant to a Sales Contract approved by Lender, and Lender shall have received a payment equal to the Net Sales Proceeds received by or payable to Borrower from such sale of the Developed Lot.

     (3)  Lender shall have  received all  such endorsements  to the  Title
          Insurance Policy which Lender deems reasonably necessary or appropriate as a result of such partial release, including without limitation, a partial release endorsement; and

     (4) Lender shall have been furnished with a legal description of the Developed Lot to be released, together with a survey or recorded plat covering the Developed Lot and delineating the portion of the Land to be released, in form and substance reasonably satisfactory to Lender.

     (5) Borrower shall be permitted to obtain releases of up to a total of five (5) Lake Lots during the term of the Loan without the payment of any release price to Lender as provided in subsection
          (b) above, subject,  however, to  the satisfaction  of all  other
          conditions set forth in this Section 9.1, and provided that    such
          partial release is in connection with the sale by Borrower of the Lake Lot in questiion to a home builder for the construction of a single family residence thereon (provided, further, that Borrower shall nott be required to obtain Lender's consent to the terms of any sales contract with such home builder).

Borrower shall pay all costs and expenses of preparation and recordation of each such partial release, as well as the cost of each endorsement to the Title Insurance Policy which Lender deems necessary or appropriate as a result of any such partial release, all of such expenses to be included in the computation of Net Sales Proceeds.

   Section 9.2 Minimum Semi-annual Amortization. From and after the date of this Agreement, Borrower shall make total payments to Lender from the sale of Developed Lots or other sources of not less than $1,250,000 (the "Minimum Semi-annual Amortization") during each six month period ending on September 30 and March 31 during the term of the Loan (each such six month period is herein called a "Semi-annual Period"), which payments shall be applied by Lender against the principal outstanding under the Note. In the event that the Net Sales Proceeds paid to Lender for any Semi-annual Period are less than the Minimum Semi-annual Amortization, Borrower shall pay to
Lender as a prepayment of principal under the Note such amount as is necessary so that Borrower has paid to Lender the Minimum Semi-annual Amortization for such Semi-annual Period. The first Minimum Semi-annual Amortization shall occur no later than March 31, 1999, and the Minimum
Semi-annual Amortization shall occur by each September 30 and March 31 thereafter until such time as the Debt is repaid in full. In the event the total principal payments made to Lender during any Semi-annual Period exceed the Minimum Semi-annual Amortization for such Semi-annual Period (the amount of such excess principal being herein called the "Excess Principal Amortization") then such Excess of such Principal Amortization shall be applied to the next Semi-annual Period and any subsequent Semi-annual Periods until Borrower has received full credit for the Excess Principal Amortization (i.e., Borrower shall receive credit for the Excess Principal Amortization against the Minimum Semi-annual Amortization required for the next Semi-annual Period).

   Section 9.3 Reductions of Letter of Credit or Escrow Deposit. Guarantor may qualify for reductions in the amount of the Letter of Credit or the Escrow Deposit, as the case may be at the end of each calendar month as hereinafter provided. At the end of each calendar month, the outstanding balance of the Letter of Credit or the Escrow Deposit (the "Required Deposit") shall be in an amount not less than the product of (A) thirty percent (30%), multiplied by (B) the committed balance of the Loan (i.e., the stated principal of the Loan reduced by the total of all principal payments made by Borrower under the Loan). At the end of each calendar month, provided that no Event of Default is then existing under this Agreement or any other Loan Document, Guarantor may obtain a replacement Letter of Credit (which shall contain the same terms and conditions as the original Letter of Credit except for the reduction in the face amount thereof) or a release of funds from the Escrow Deposit with Lender, as the case may be, in the amount necessary to reduce the face amount of the Letter of Credit or the balance of the Escrow Deposit with Lender to the amount of the then Required Deposit.
     THIS AGREEMENT AND THE LOAN DOCUMENTS CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES
     AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS
     OR SUBSEQUENT  ORAL AGREEMENTS  OF THE  PARTIES.   THERE  ARE  NO
     UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.
     BORROWER:
          OLY WALDEN GENERAL PARTNERSHIP, a Texas general partnership
          By: Stratus Ventures I Walden, L.P., a Texas limited partnership, its General Partner

               By: STRS L.L.C., a Delaware limited liability company, its General Partner
                    By: Stratus Properties Inc., a Delaware corporation, its sole member


                      By:/s/ William H. Armstrong III
                         ----------------------------
                         William H. Armstrong III
                         President and Chief Executive Officer



     LENDER:

          BANK  ONE,  TEXAS,  NATIONAL  ASSOCIATION,  a  national   banking
          association


          By:/s/ Douglas M. Ness
          ----------------------
          Name:Douglas M. Ness
          Title:Assitant Vice President



EXHIBITS:

Exhibit A - Approved Budget
Exhibit B - Land
Exhibit C - Request for Advance
Exhibit D - Application and Certificate for Payment